SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|	Preliminary Proxy Statement
|_|	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
|X|	Definitive Proxy Statement
|_|	Definitive Additional Materials
|_|	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

Cypress Semiconductor Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|	No Fee Required

|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value transaction:

5.	Total fee paid:

|_|	Fee paid previously with preliminary materials.

|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

April 7, 2003

Dear Stockholder:

     You are cordially invited to attend the Cypress Semiconductor Corporation Annual Meeting of Stockholders to be held on Thursday, May 1, 2003, at 10:00 a.m. Pacific Daylight Time, at our offices located at 198 Champion Court, San Jose, California 95134. Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

     We hope you will be able to attend the Annual Meeting to listen to our report on the status of our business and performance during 2002 and near-term plans, and to ask any questions you may have.

     Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. In order to facilitate your voting, this year you may vote in person at the meeting, by sending in your written proxy, by telephone, or by using the Internet. Your vote by telephone, over the Internet or by written proxy will ensure your representation at the Annual Meeting if you cannot attend in person. Please review the instructions on the proxy card regarding each of these voting options.

     Thank you for your ongoing support and continued interest in Cypress Semiconductor Corporation.

Very truly yours, T.J. Rodgers President and Chief Executive Officer

CYPRESS SEMICONDUCTOR CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 1, 2003

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cypress Semiconductor Corporation, a Delaware corporation, will be held on Thursday, May 1, 2003, at 10:00 a.m. Pacific Daylight Time, at our offices located at 198 Champion Court, San Jose, California 95134, for the following purposes:

1.	To elect seven directors to serve for the next year and until their successors are elected.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 28, 2003.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice. All stockholders are cordially invited to attend the meeting in person. Only stockholders of record at the close of business on March 10, 2003, are entitled to receive notice of, and to vote at the meeting and any adjournment of the meeting. Any stockholder attending the meeting and entitled to vote may do so in person even if such stockholder returned a proxy.

FOR THE BOARD OF DIRECTORS Emmanuel T. Hernandez Secretary

San Jose, California
April 7, 2003

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR YOU MAY VOTE BY TELEPHONE OR OVER THE INTERNET FOLLOWING THE DIRECTIONS ON THE PROXY CARD; EITHER METHOD WILL ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

CYPRESS SEMICONDUCTOR CORPORATION

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

     The Board of Directors of Cypress Semiconductor Corporation is furnishing this proxy statement to you in connection with our solicitation of proxies to be used at our Annual Meeting of Stockholders (“Annual Meeting”) to be held Thursday, May 1, 2003, at 10:00 a.m. Pacific Daylight Time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 198 Champion Court, San Jose, California 95134.

     Our principal executive offices are located at 3901 North First Street, San Jose, California 95134. The telephone number at that address is (408) 943-2600.

     The date of this proxy statement is April 7, 2003, and it was first mailed on or about April 9, 2003, to all stockholders entitled to vote at the Annual Meeting.

     The following is important information regarding the Annual Meeting and this proxy statement.

Q:	Who can attend the Annual Meeting?

A:	All stockholders may attend.

Q:	Who is entitled to vote?

A:	Only stockholders as of the close of business on March 10, 2003 (the “Record Date”) may vote at the Annual Meeting. If you wish to vote your shares at the Annual Meeting and your shares are held of record by a broker, bank or other nominee, you must contact your broker, bank or other nominee to obtain a proxy issued in your name and bring it with you to the Annual Meeting. As of the Record Date, there were 125,396,161 shares outstanding of Cypress’s common stock, par value $0.01 per share. Every stockholder voting for the election of directors may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder’s shares are entitled, or distribute such stockholder’s votes on the same principle to among as many candidates as the stockholder may select, provided that votes cannot be cast for more than seven candidates. However, no stockholder will be entitled to cumulate votes unless the candidate’s name has been placed in nomination prior to the voting and the stockholder has given notice to Emmanuel T. Hernandez, Cypress’s Secretary, prior to the commencement of voting of the intention to cumulate the stockholder’s votes. On all other matters, each share has one vote.

Q:	What may I vote on?

A:	(1)	The election of seven nominees to serve on our Board of Directors for the next year and until their successors are elected.

(2)	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for fiscal 2003.

(3)	Any other business properly presented at the meeting.

Q:	How does the Board recommend I vote on all the proposals?

A:	The Board recommends a vote FOR each of the director nominees, and FOR the appointment of PricewaterhouseCoopers LLP as Cypress’s independent auditors for fiscal 2003.

Q:	How do I vote?

A:	There are three ways you can vote:

(1)	Sign and date each proxy card you receive and return it in the prepaid envelope.

(2)	Vote through the Internet or telephone voting system more fully described on your proxy card.

(3)	Vote in person at the Annual Meeting.

Q:	How can I change my vote or revoke my proxy?

A:	You have the right to revoke your proxy and change your vote at any time before the meeting by notifying Emmanuel T. Hernandez, Cypress’s Secretary, or returning a later-dated proxy card, or by Internet or telephone as more fully described on your proxy card. You may also revoke your proxy and change your vote by voting in person at the meeting.

Q:	What does it mean if I get more than one proxy card?

A:	It means you hold shares registered in more than one account. Please vote all proxies in one of the manners described above to ensure that all your shares are voted.

Q:	Who will count the votes?

A:	Representatives of Investor Communication Services, a division of ADP, will count the votes and Emmanuel T. Hernandez, Cypress’s Secretary, will act as the Inspector of Election. Cypress believes that the procedures to be used by the Inspector to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.

Q:	What is a “quorum”?

A:	A “quorum” is a majority of the issued and outstanding shares entitled to vote at the meeting. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held and action to be validly taken. If you submit a properly executed proxy card, even if you abstain from voting or if you withhold your vote with respect to any proposal, you will be considered present for purposes of a quorum and for purposes of determining the voting power present.

Q:	What are the word choices for indicating my vote?

A:	You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to each matter on the proxy. Shares that voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum. These shares are also treated as votes eligible to be cast by the common stock present in person or represented by proxy at the Annual Meeting and “entitled to vote on the subject matter,” referred to as the Votes Cast, with respect to such matter.

Q:	How will you treat abstentions and non-votes?

A:	Abstentions, which are votes ABSTAINED, will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will be considered present for purposes of a quorum but will not be considered present for purposes of determining voting power on that matter. Broker non-votes with respect to proposals set forth in this proxy statement will not be considered Votes Cast and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter. Because abstentions and withheld votes are considered present for purposes of determining voting power, abstentions and withheld votes have the effect of a vote AGAINST a proposal.

Q:	How will voting on any other business be conducted?

A:	We do not know of any business to be considered at the 2003 Annual Meeting other than the proposals described in this proxy statement. However, because we did not receive notice of any other proposals to be brought before the meeting within 45 days prior to the date of mailing of this proxy statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to T.J. Rodgers, Cypress’s President and Chief Executive Officer, and Emmanuel T. Hernandez, Cypress’s Secretary, to vote on such matters at their discretion.

Q:	How much did this proxy solicitation cost and who will pay for the cost?

A:	The cost of soliciting proxies in connection with this proxy statement has been, or will be, borne by us. We have retained Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies for a fee not to exceed $6,500, plus reimbursement of out-of-pocket expenses. In addition to the use of mail, Georgeson Shareholder Communications may solicit proxies by telephone, in person or other electronic communications. In addition to solicitation by mail, we request that banks, brokers and other custodians, nominees and fiduciaries send proxy statements to the beneficial owners and secure their instructions as to consents. We may reimburse such banks, brokers and other custodians, nominees, fiduciaries and other persons representing beneficial owners of our common stock for their expenses in forwarding solicitation material to such beneficial owners. Certain of our directors, officers or employees may also solicit proxies in person, by telephone, or by electronic communications but they will not receive any additional compensation for doing so.

Q:	How can a stockholder request a copy of Cypress’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for fiscal 2002?

A:	A copy of Cypress’s Annual Report on Form 10-K will be mailed with this proxy statement to each stockholder. A stockholder may also request a copy of our Annual Report on Form 10-K in a writing addressed to Cypress’s Secretary, Emmanuel T. Hernandez, at 3901 North First Street, San Jose, California 95134. Upon receipt of such request by a stockholder, we will provide a copy of our Annual Report on Form 10-K without charge, including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 of the Securities and Exchange Act for our fiscal year 2002.

Q:	How and when may I submit proposals for inclusion in the Proxy Statement for the 2004 Annual Meeting?

A:	To have your proposal included in Cypress’s Proxy Statement for the 2004 Annual Meeting, you must submit your proposal in writing by December 10, 2003, to Cypress’s Secretary, c/o Cypress Semiconductor Corporation, 3901 North First Street, San Jose, California 95134.

BOARD STRUCTURE AND COMPENSATION

Structure and Committees

     Eric A. Benhamou serves as Chairman of our Board of Directors. The Board of Directors held a total of seven meetings during our 2002 fiscal year, which ended on December 29, 2002. Every director attended at least 75% of the number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which the Director served. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee, which recently became the Nominating & Corporate Governance Committee.

     The Audit Committee of our Board of Directors reviews our auditing, accounting, financial reporting and internal control functions and selects our independent auditors. This committee operates under a written charter adopted by our Board of Directors. The charter of the Audit Committee is attached as Appendix A. The Board of Directors has determined that all the members of the Audit Committee are independent as independence is defined in Section 303.01(B)(2)(a) and (3) of the NYSE’s listing standards. The Audit Committee is comprised of Messrs. Benhamou, Lewis and Long, and as of March 10, 2003, Dr. Albrecht, and met six times during our 2002 fiscal year.

     In discharging its duties, the Audit Committee:

•	reviews and approves the scope of the annual audit and the independent auditors’ fees;

•	meets independently with our independent auditors, internal auditors, and our senior management;

•	reviews the general scope of our accounting, financial reporting, annual audit and matters relating to internal control systems, as well as the results of the annual audit and review of interim financial statements, auditor independence issues, and the adequacy of the Audit Committee charter; and

•	pre-approves all significant non-audit services provided by the independent auditor since the effective date of that requirement under the Sarbanes-Oxley Act, 2002.

     Our Compensation Committee met five times during our 2002 fiscal year and is comprised of Messrs. Lewis and Benhamou. The Compensation Committee:

•	reviews compensation and benefits for our employees generally and our senior executives specifically;

•	has authority to grant stock options under our 1994 Stock Option Plan, as amended, to employees and consultants (including officers and directors who are also our employees or consultants); and

•	has authority to grant stock options under the 1999 Non-Qualified Stock Option Plan, as amended, including grants for new employees who join us through our acquisitions of other entities.

     The Nominating Committee consists of Messrs. Long and Shugart. The Nominating Committee has the authority to recommend candidates to stand for election to our Board of Directors, including any nomination of qualified individuals submitted in writing by stockholders. A stockholder who wishes to submit nominee recommendations may do so in a writing submitted to the Nominating Committee, c/o the Secretary, 3901 North First Street, San Jose, California 95134. The Nominating Committee did not meet in fiscal year 2002.

     In order to facilitate compliance with the Sarbanes-Oxley Act, in January 2003, the Board of Directors approved the expansion of the Nominating Committee to the Nominating and Corporate Governance Committee. The Chairman of the new Nominating and Corporate Governance Committee is James Long, and Al Shugart is a member. The charter for the Nominating and Corporate Governance Committee will be finalized by the Board of Directors in 2003.

Compensation of Directors

     We pay directors who are not employees $5,000 each quarter. The 1994 Stock Option Plan, as amended, provides for the automatic grant of non-statutory options to our outside directors. Each outside director is granted an initial option to purchase 80,000 shares of common stock, referred to as the initial option, and an additional option to purchase 20,000 shares of common stock, referred to as the subsequent option, on a date one year after the date of grant of the initial option and on the same date each year thereafter. The initial options become exercisable over a five-year period in annual installments of 16,000 shares, with the first installment becoming exercisable one year from the outside director’s election to the Board. The subsequent options become exercisable over a five-year period in annual installments of 4,000 shares, with the first installment becoming exercisable one year from the date of grant of the option. The 1994 Stock Option Plan effectively provides for an ongoing vesting program of 20,000 shares per year, plus shares vesting under the initial option over the five-year period from the date of grant, to each outside director. The exercise price of options granted under the 1994 Stock Option Plan is the fair market value of our common stock on the date of grant.

     We have a consulting relationship with one of our directors, Fred B. Bialek, for which he received compensation in fiscal year 2002. See “Certain Relationships and Related Transactions.”

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

     A board of seven directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below, each of whom is presently serving as one of our directors. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in accordance with cumulative voting to elect as many of the nominees listed below as possible. In such event, the proxy holders will determine the specific nominees for whom such votes will be cumulated. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified. We do not expect any nominee will be unable or will decline to serve as a director.

     The following table provides information concerning our director nominees:

Name of Nominee	Age	Principal Occupation	Director Since
T.J. Rodgers	55	Our President, Chief Executive Officer and Director	1982
Fred B. Bialek	69	Business Consultant	1991
Eric A. Benhamou	47	Our Chairman of the Board, and Chairman of the Board of 3Com Corporation, Chairman of the Board and interim Chief Executive Officer of Palm, Inc.	1993
John C. Lewis	67	Former Chairman of the Board of Amdahl Corporation	1993
Alan F. Shugart	72	Chairman, President and CEO of Al Shugart International	1998
James R. Long	60	Former Executive Vice President of Nortel Networks; Business Consultant	2000
W. Steve Albrecht	56	Associate Dean and Anderson LLP Alumni Professor of Accounting, Marriott School of Management, Brigham Young University	2003

     Except as set forth below, each of the nominees has been engaged in his principal occupation described above during the past five years. There are no family relationships among our directors or executive officers.

     T.J. Rodgers is a co-founder of Cypress and has been our President and Chief Executive Officer since 1982. Mr. Rodgers also serves as a Director of SolarFlare Communications, SunPower Corporation, Infinera, and ION America.

     Fred B. Bialek has been an independent business consultant since November 1986, during which time he has been active in the negotiation and execution of merger and acquisition transactions for semiconductor and other technology companies. Mr. Bialek has acted as a consultant to us in some of our acquisitions. Mr. Bialek, who was a founder of National Semiconductor Corporation, has over 40 years of operating experience in semiconductor and related technology industries. Mr. Bialek serves as Director for Global Factory, a privately held company.

     Eric A. Benhamou currently serves as Chairman of our Board of Directors. He is also the Chairman of the Board of Directors and interim Chief Executive Officer of Palm, Incorporated. Since July 1994, Eric Benhamou, who co-founded Bridge Communications in 1981, has been the Chairman of the Board of Directors of 3Com Corporation, where he served as Chief Executive Officer from September 1990 through December 2000. Mr. Benhamou serves on the Board of Directors for Legato Systems, Inc., Atrica Inc., Intrinsa, Palm Source, the Stanford University School of Engineering Board of Advisors, and Ben Gurion University of the Negev Board of Advisors. Mr. Benhamou is also a member of the United States President’s Information Technology Advisory Committee. He serves on the board of the New America Foundation, a Washington DC-based think tank. Mr. Benhamou serves on the Executive Committee of TechNet and of the Computer Science and Technology Board. He is the Vice Chairman of Israel21c, a nonprofit organization that seeks to promote the 21st century Israel. He is the Chairman of the Israel Venture Network, a venture philanthropy organization for a stronger Israeli society.

     John C. Lewis was Chairman of the Board of Amdahl Corporation from 1987 to July 2000. He was President of Amdahl from 1977 until 1987 and Chief Executive Officer of Amdahl from 1983 until 1992 and from 1996 through 1997. Mr. Lewis also serves as a Director of Vitesse Semiconductor Corporation and Pinnacle Systems, Inc.

     Alan F. Shugart founded Seagate Technology, Inc. in 1979, and served as Chief Executive Officer until July 1998. In 1998, he established Al Shugart International, a startup resource company. Mr. Shugart also serves as a Director of SanDisk Corporation and Valence Technology Inc. He also serves as a Director of privately held companies, namely, Blue Sky Research, Fidelica Microsystems, and N & K Technology.

     James R. Long retired in 1999 as Executive Vice President of Nortel Networks Corporation and President of Nortel Enterprise Solutions. Between 1991 and 1999, Mr. Long was President of various business units at Nortel Networks, including Asia Pacific, Nortel World Trade, and Enterprise Solutions. Prior to joining Nortel, Mr. Long held a variety of senior executive positions with IBM Corp. and Rolm Co., an IBM and Siemens joint venture. He currently serves on the Boards of Directors of NCR Corp., 3Com Corporation, and the Polynesian Cultural Center.

     W. Steve Albrecht is the Associate Dean and Anderson LLP Alumni Professor of Accounting, Marriott School of Management, Brigham Young University. Dr. Albrecht, a certified public accountant, certified internal auditor, and certified fraud examiner, came to BYU in 1977 after teaching at Stanford University and at the University of Illinois. Earlier, he worked as an accountant for Deloitte & Touche. Dr. Albrecht is the past president of the American Accounting Association and the Association of Certified Fraud Examiners. He currently serves on the governing council of the AICPA and previously served on the Board of Regents of the Institute of Internal Auditors and as a member of the Committee of Sponsoring Organizations (COSO). He was on the AICPA task force that wrote the auditing standard on fraud. He currently serves on the boards of ICON Health & Fitness and Bonneville International Corporation. In 1997, 2001 and 2002, he was chosen as one of the 100 most influential accounting professionals in the United States by Accounting Today. In 1998, he received the Cressy Award from the Association of Certified Fraud Examiners, the highest award given for a lifetime of achievement in fraud detection and deterrence. Dr. Albrecht has consulted with numerous organizations, including many Fortune 500 companies, major financial institutions, and several governmental agencies including the FBI and United Nations.

Required Vote

     The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no further legal effect under Delaware law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION TO THE BOARD OF EACH OF THE NOMINEES PROPOSED ABOVE.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of Cypress’s Board of Directors serves as the representative of the Board of Directors for general oversight of the financial accounting and reporting processes, system of internal control, audit process, and process for monitoring compliance with laws and regulations. The Audit Committee is responsible for, among other things, the recommendation of the independent auditors for appointment by the Board of Directors and the preparation of the report to be included in our annual proxy statement pursuant to the rules of the Securities and Exchange Commission. The charter of the Audit Committee, as approved by the Board of Directors, is attached to this proxy statement as Appendix A.

     Cypress’s management has primary responsibility for preparing Cypress’s financial statements and for its financial reporting process. Cypress’s independent auditors, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the conformity of Cypress’s financial statements to generally accepted accounting principles.

     The Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with Cypress’s management.

2.	The Audit Committee has discussed with the independent auditors for Cypress the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU §380), as amended, and those requirements under the Sarbanes-Oxley Act.

3.	The Audit Committee has received the written disclosures and the letter from the independent auditors for Cypress required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees,” and has discussed with the independent auditors the independent auditors’ independence, including whether the independent auditors’ provision of non-audit services to Cypress is compatible with the independent auditors’ independence.

     Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to Cypress’s Board of Directors and the Board approved, that the audited financial statements be included in Cypress’s Annual Report on Form 10-K for the fiscal year ended December 29, 2002, for filing with the Securities and Exchange Commission.

     Each member of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS Eric A. Benhamou John C. Lewis James R. Long W. Steve Albrecht (1)

(1)	Dr. Albrecht became a member of our Board of Directors and the Audit Committee on March 10, 2003. Dr. Albrecht did not participate in the review of our audited financial statements to be included on our Annual Report on Form 10-K for the fiscal year ended December 29, 2002.

PROPOSAL TWO

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors, upon recommendation of the Audit Committee, has reappointed the firm of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 28, 2003, subject to ratification by our stockholders.

     PricewaterhouseCoopers LLP has served as our independent auditors since 1982. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to questions.

     Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors is not required by our by-laws or other applicable legal requirements. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice.

     If the stockholders fail to ratify the selection of our independent auditors, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, at its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in Cypress’s and its stockholders’ best interests.

Fees billed to Cypress by PricewaterhouseCoopers LLP
during the fiscal year ended December 29, 2002, are as follows:

•	Audit Fees: Audit fees billed to us by PricewaterhouseCoopers LLP during the fiscal year ended December 29, 2002, for the audit of our annual financial statements and reviews of the interim financial statements included in our quarterly reports on Form 10-Q and our annual report on Form 10-K totaled $574,900.

•	Financial Information Systems Design and Implementation Fees: We did not engage PricewaterhouseCoopers LLP to provide services with respect to financial information systems design and implementation during the fiscal year ended December 29, 2002.

•	All Other Fees: Aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP were $1,518,369 for the fiscal year ended December 29, 2002. The aggregate fees are comprised of the following:

Service	Fee
International Tax Consulting	$392,078
Other Tax Consulting	$189,359
Tax Compliance	$720,760
Audit Related	$216,172

Required Vote

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 28, 2003.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS.

MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding beneficial ownership of our common stock as of the Record Date (except as described below) by:

•	each of our directors;

•	our Chief Executive Officer and each of the four other most highly compensated individuals who served as our executive officers at fiscal year-end (the “Named Officers”);

•	all individuals who served as directors or Named Officers at fiscal year-end as a group; and

•	each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act of 1934, as amended) who is known by us to own beneficially more than 5% of our common stock.

	Shares Beneficially Owned
Directors, Officers and 5% Stockholder	Number	Percent
Directors
T.J. Rodgers (1)	2,559,779	2.0%
Fred B. Bialek (2)	122,096	*
Eric A. Benhamou (3)	65,000	*
John C. Lewis (4)	170,000	*
Alan F. Shugart (5)	72,000	*
James R. Long (6)	40,300	*
W. Steve Albrecht (7)	0	*

Named Officers
Ralph H. Schmitt (8)	214,654	*
Antonio R. Alvarez (9)	350,601	*
Emmanuel T. Hernandez (10)	349,776	*
Christopher A. Seams (11)	239,720	*
All Directors and Named Officers at fiscal year-end as a group
(11 persons) (12)	4,183,926	3.3%

5% Owners of Our Common Stock
FMR Corp., Edward C. Johnson 3d, and Abigail P. Johnson (13)	12,424,119	10.0%
82 Devonshire Street
Boston, Massachusetts 02109

Capital Research and Management Company (14)	12,851,040	10.3%
333 South Hope Street
Los Angeles, California 90071

     The following tables set forth certain information regarding beneficial ownership of shares of common stock of our subsidiaries as of the Record Date by:

•	each of our directors;

•	each of the Named Officers that held such shares of common stock or rights to acquire such common stock; and

•	each of our directors and Named Officers as a group.

SILICON MAGNETIC SYSTEMS, INC.

	Shares Beneficially Owned
Directors/Officers	Number	Percent (15)
T.J. Rodgers (16)	200,000	*
Antonio R. Alvarez (17)	56,667	*
Christopher A. Seams (18)	200,000	*

All Directors and Named Officers as a group (19)	456,667	*

CYPRESS MICROSYSTEMS, INC.

	Shares Beneficially Owned
Directors/Officers	Number	Percent (20)
Fred B. Bialek (21)	250,000	*
T.J. Rodgers (22)	250,000	*
Ralph H. Schmitt (23)	250,000	*

All Directors and Named Officers as a group (24)	750,000	*

SUNPOWER CORPORATION

	Shares Beneficially Owned
Directors/Officers	Number	Percent (25)
T.J. Rodgers (26)	1,382,533	5.3%

All Directors and Named Officers as a group	1,382,533	5.3%

*	Less than 1%.

(1)	Includes 563,066 shares held directly, 101,714 shares acquired under the Non-Qualified Deferred Compensation Plan, and options to purchase 1,894,999 shares of common stock exercisable within 60 days of the Record Date.

(2)	Includes 8,450 shares directly held and 26,492 shares held by family members. Also includes options held by Mr. Bialek to purchase 87,154 shares of common stock exercisable within 60 days of the Record Date.

(3)	Includes options held by Mr. Benhamou to purchase 65,000 shares of common stock exercisable within 60 days of the Record Date.

(4)	Includes 50,000 shares held directly. Also includes options held by Mr. Lewis to purchase 120,000 shares of common stock exercisable within 60 days of the Record Date.

(5)	Represents options held by Mr. Shugart to purchase 72,000 shares of common stock exercisable within 60 days of the Record Date.

(6)	Includes 4,300 shares held directly. Also includes options held by Mr. Long to purchase 36,000 shares of common stock exercisable within 60 days of the Record Date.

(7)	Dr. Albrecht is not a beneficial owner of any stock as of the Record Date.

(8)	Includes 53,600 shares held directly, of this amount 48,295 shares were purchased under the stockholder-approved 2001 Employee Stock Purchase Assistance Plan. Also includes options held by Mr. Schmitt to purchase 161,054 shares of common stock exercisable within 60 days of the Record Date.

(9)	Includes options held by Mr. Alvarez to purchase 350,601 shares of common stock exercisable within 60 days of the Record Date.

(10)	Includes 55,389 shares held directly. Of this amount 55,000 shares were purchased under the stockholder-approved 2001 Employee Stock Purchase Assistance Plan. Mr. Hernandez’s family members held 20,632 shares. Also includes options held by Mr. Hernandez to purchase 273,755 shares of common stock exercisable within 60 days of the Record Date.

(11)	Includes 57,024 shares held directly. Of this amount, 54,500 shares were purchased under the stockholder-approved 2001 Employee Stock Purchase Assistance Plan, and 182,696 shares exercisable within 60 days of the Record Date.

(12)	Includes 940,667 shares held directly by our executive officers and directors and their family members. Also includes options to purchase an aggregate of 3,243,259 shares of common stock exercisable within 60 days of the Record Date.

(13)	The ownership information set forth in the table is based on information contained in a joint statement on Schedule 13G/A, dated February 13, 2003, filed with the Securities and Exchange Commission (the “SEC”) by FMR Corp. (“FMR”), Edward C. Johnson 3d and Abigail P. Johnson with respect to ownership of shares of common stock. The filing indicated that: FMR has sole voting power with respect to 415,654 shares and sole dispositive power with respect to 12,424,119 shares; Edward C. Johnson 3d has sole dispositive power with respect to 12,424,119 shares; and Abigail P. Johnson has sole dispositive power with respect to 12,424,119 shares.

(14)	The ownership information set forth in the table is based on information contained in a statement on Schedule 13G/A, dated February 13, 2003, filed with the SEC by Capital Research and Management Company (“CRMC”) with respect to ownership of shares of common stock which indicated that CRMC has sole dispositive power with respect to 12,851,040 shares.

(15)	The total number of shares of common stock of Silicon Magnetic Systems, Inc. outstanding as of the Record Date was 101,224,286.

(16)	Of the 200,000 shares held of record by Mr. Rodgers, 143,333 shares vest over time and are subject to forfeiture and restrictions on transfer pursuant to Silicon Magnetic Systems, Inc.‘s stock option plan.

(17)	Includes options held by Mr. Alvarez to purchase 143,333 shares of common stock exercisable within 60 days of the Record Date.

(18)	Of the 200,000 shares held of record by Mr. Seams, 143,333 shares vest over time and are subject to forfeiture and restrictions on transfer pursuant to Silicon Magnetic Systems, Inc.‘s stock option plan.

(19)	Includes 20,000 shares which the directors and Named Officers, as a group, had the right to acquire upon the exercise of stock options within 60 days after the Record Date.

(20)	The total number of shares of common stock of Cypress Microsystems, Inc. outstanding as of the Record Date was 259,695,936.

(21)	Includes 250,000 shares held of record by Mr. Bialek, 129,167 shares of which vest over time and are subject to forfeiture and restrictions on transfer.

(22)	Includes 250,000 shares held of record by Mr. Rodgers, 129,167 shares of which vest over time and are subject to forfeiture and restrictions on transfer.

(23)	Includes 250,000 shares held of record by Mr. Schmitt, 141,667 shares of which vest over time and are subject to forfeiture and restrictions on transfer.

(24)	Includes 25,000 shares which the directors and Named Officers, as a group, had the right to acquire upon the exercise of stock options within 60 days after the Record Date.

(25)	The total number of shares of common stock of SunPower Corporation outstanding as of the Record Date was 22,603,714.

(26)	Represents 1,382,533 shares beneficially owned by Mr. Rodgers.

Executive Compensation

     The following table shows, as to each of the Named Officers, information concerning compensation paid for services to us in all capacities during the three fiscal years ended December 29, 2002.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards		All Other
Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Other ($)		Securities Underlying Options (#)		Compensation ($)
						Cypress	Subsidiaries (3)
T.J. Rodgers	2002	$331,065	$0	$5,000	(4)	300,000	250,000	—
President, Chief Executive	2001	$364,000	$42,293	$8,750	(4)	300,000		—
Officer and Director	2000	$371,060	$712,528	$1,000	(4)	400,000		—

Ralph H. Schmitt	2002	$223,810	$0	—		160,000	50,000	—
Executive Vice President,	2001	$226,404	$19,398	—		290,000		$600	(5)
Sales and Marketing	2000	$213,074	$297,115	$86,441	(6)	110,000		$8,473	(7)

Antonio R. Alvarez	2002	$318,615	$0	—		170,000	200,000	—
Executive Vice President,	2001	$371,783	$25,882	—		190,000		$13,854	(8)
Memory Products Division	2000	$335,260	$426,484	—		70,000		$600	(5)

Emmanuel T. Hernandez	2002	$291,938	$0	—		170,000	50,000	—
Executive Vice President,	2001	$335,577	$34,594	—		70,000		$438	(5)
Finance and Administration,	2000	$307,607	$410,852	—		40,000		$600	(5)
Chief Financial Officer

Christopher A. Seams (9)	2002	$289,635	$0	$1,250	(10)	220,000	200,000	—
Executive Vice President,
Manufacturing and Technology

(1)	Salary is included in the year paid, and includes base salary, Paid Time Off (PTO), PTO cashout, Holiday pay, and retroactive adjustments to base salary. The salaries indicated for 2002 reflect a 6%-9% pay-cut for these Named Officers as compared with fiscal year 2002.

(2)	Bonus is included in the year earned. Includes bonus earned under our New Product Bonus Plan and Key Employee Bonus Plan. Bonuses given out under our Key Employee Bonus Plan are by virtue of the success in accomplishing certain group- and individual-specific goals. As Cypress did not meet the required revenue and earnings milestones, no bonuses were earned under the New Product Plan or the Key Employee Bonus Plan in 2002.

(3)	Includes options to purchase 200,000 shares of common stock of Silicon Magnetic Systems, Inc. granted to each of Messrs. Rodgers, Alvarez and Seams, and options to purchase 50,000 shares of common stock of Silicon Light Machines granted to each of Messrs. Rodgers, Schmitt and Hernandez.

(4)	Represents cash bonus of $5,000, $8,750, and $1,000 earned and paid to Mr. Rodgers in fiscal years 2002, 2001, and 2000 respectively, under our Patent Award Program.

(5)	Represents computer purchase reimbursement of under our Computer Purchase Program.

(6)	Represents sales related commission and bonus earned and paid to Mr. Schmitt.

(7)	Represents auto reimbursement of $7,698 and a published article bonus of $775.

(8)	Represents a one-time 14-Year bonus earned in 2001 and paid to Mr. Alvarez in the amount of $13,462 plus the contribution of $392 towards the purchase of a computer made pursuant to our Computer Purchase Program.

(9)	Mr. Seams became an executive officer in fiscal 2002.

(10)	Represents cash bonus of $1,250 earned and paid to Mr. Seams in fiscal year 2002 under our Patent Award Program.

     The following table shows option grants under our option plans and the option plans of our subsidiaries as to each of the Named Officers to whom grants were made during the last fiscal year, and the potential realizable value of those options, assuming 5% and 10% annual rate of appreciation, at the end of their term:

Option Grants in Last Fiscal Year

CYPRESS SEMICONDUCTOR CORPORATION

	Individual Grants				Potential Realizable Value at
	Number of Securities Underlying Options	% of Total Options Granted to Employees in	Exercise	Expiration	Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Granted(1)	Fiscal Year(2)	Price(3)	Date(4)	5%(5)	10%(5)
T.J. Rodgers	300,000	3.1%	$10.50	8/7/12	$1,981,018	$5,020,289
Ralph H. Schmitt	160,000	1.6%	$10.50	8/7/12	$1,056,543	$2,677,487
Antonio R. Alvarez	170,000	1.7%	$6.44	10/1/12	$688,514	$1,744,829
Emmanuel T. Hernandez	170,000	1.7%	$10.50	8/7/12	$1,122,577	$2,844,830
Christopher A. Seams	220,000	2.3%	$6.44	10/1/12	$891,018	$2,258,014

SILICON MAGNETIC SYSTEMS, INC.

	Individual Grants				Potential Realizable Value at
	Number of Securities Underlying Options	% of Total Options Granted to Employees in	Exercise	Expiration	Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Granted(6)	Percentage(7)	Price(8)	Date(4)	5%(9)	10%(9)
T.J. Rodgers	200,000	1.5%	$0.062	6/24/12	$7,798	$19,762
Antonio R. Alvarez	200,000	1.5%	$0.062	6/24/12	$7,798	$19,762
Christopher A. Seams	200,000	1.5%	$0.062	6/24/12	$7,798	$19,762

SILICON LIGHT MACHINES

	Individual Grants				Potential Realizable Value at
	Number of Securities Underlying Options	% of Total Options Granted to Employees in	Exercise	Expiration	Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Granted(6)	Percentage(10)	Price(8)	Date(4)	5%(9)	10%(9)
T.J. Rodgers	50,000	1.1%	$0.50	5/17/12	$15,722	$39,843
Ralph H. Schmitt	50,000	1.1%	$0.50	5/17/12	$15,722	$39,843
Emmanuel T. Hernandez	50,000	1.1%	$0.50	5/17/12	$15,722	$39,843

(1)	Options granted under our 1994 Stock Option Plan typically have a ten-year term, vest over a five-year period of employment and have an exercise price equal to market value on the date of grant. All of the options granted and described in this table were granted under our 1994 Stock Option Plan and have these terms.

(2)	During the fiscal year ended December 29, 2002, options to purchase an aggregate of 9,784,640 shares of our common stock were granted to employees, including options granted to employees of acquired companies, grants to the directors, Technical and Manufacturing Advisory Boards.

(3)	Pursuant to the Sarbanes-Oxley Act, the exercise price may now only be paid by check, cash or delivery of shares that are already owned.

(4)	Options may terminate before their expiration dates if the optionee’s status as an employee or consultant is terminated, upon the optionee’s death or if a third party acquires us.

(5)	Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant until the end of the ten-year option term. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect our estimate of future stock price appreciation. Annual compounding results in total appreciation of 63% (at 5% per year) and 159% (at 10% per year). If the price of our common stock were to increase at such rates from the price at 2002 fiscal year-end ($5.70 per share) over the next ten years, the resulting stock prices at 5% and 10% appreciation would be $9.28 and $14.78, respectively.

(6)	Options granted under each of Silicon Magnetic Systems, Inc.‘s and Silicon Light Machines’s Option Plan typically have a ten-year term, vest over a five-year period of employment and have an exercise price equal to market value on the date of grant.

(7)	During the fiscal year ended December 29, 2002, options to purchase an aggregate of 13,498,250 shares of Silicon Magnetic Systems’s common stock were granted to employees, including grants to the directors.

(8)	The exercise price may be paid by cash, check or promissory note. Pursuant to the Sarbanes-Oxley Act, the exercise price may now only be paid by check or cash. Options may terminate before their expiration dates if the optionee’s status as an employee or consultant is terminated, upon the optionee’s death or if a third party acquires us.

(9)	Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant until the end of the ten-year option term. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect our estimate of future stock price appreciation. Annual compounding results in total appreciation of 63% (at 5% per year) and 159% (at 10% per year).

(10)	During the fiscal year ended December 29, 2002, options to purchase an aggregate of 4,378,978 shares of Silicon Light Machines’s common stock were granted to employees, including grants to the directors.

     The following table shows, for each of the Named Officers, information concerning options to acquire securities of Cypress and its subsidiaries, held by such Named Officer, exercised during fiscal year 2002 and the value of options held at fiscal year-end:

Aggregated Option Exercises in Last Fiscal Year and
Last Fiscal Year-End Option Values

CYPRESS SEMICONDUCTOR CORPORATION

	Shares Acquired	Value	Number of Securities Underlying Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year End($)(1)
Name	on Exercise(#)	Realized($)(2)	Exercisable	Unexercisable	Exercisable	Unexercisable
T.J. Rodgers	90,100 (3)	$109,246	1,769,999	930,001	$159,375	$0
Ralph H. Schmitt	0	$0	126,686	307,750	$0	$0
Antonio R. Alvarez	0	$0	308,518	318,170	$0	$0
Emmanuel T. Hernandez	0	$0	241,006	274,169	$0	$0
Christopher A. Seams	0	$0	144,364	327,101	$0	$0

CYPRESS MICROSYSTEMS, INC.

	Shares Acquired	Value	Number of Securities Underlying Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year End($)(1)
Name	on Exercise(#)	Realized($)(2)	Exercisable	Unexercisable	Exercisable	Unexercisable
T.J. Rodgers	0	$0	104,167	145,833	$6,250	$8,750
Ralph H. Schmitt	0	$0	87,500	162,500	$4,375	$8,125

SILICON MAGNETIC SYSTEMS, INC.

	Shares Acquired		Value	Number of Securities Underlying Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year End($)(1)
Name	on Exercise(#)		Realized($)(2)	Exercisable	Unexercisable	Exercisable	Unexercisable
T.J. Rodgers	200,000	(4)	$0	0	0	$0	$0
Antonio R. Alvarez	—		$0	43,333	156,667	$0	$0
Christopher A. Seams (4)	200,000	(4)	$0	0	0	$0	$0

SILICON LIGHT MACHINES

	Shares Acquired	Value	Number of Securities Underlying Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year End($)(1)
Name	on Exercise(#)	Realized($)(2)	Exercisable	Unexercisable	Exercisable	Unexercisable
T.J. Rodgers	0	$0	0	50,000	$0	$0
Ralph H. Schmitt	0	$0	0	50,000	$0	$0
Emmanuel T. Hernandez	0	$0	0	50,000	$0	$0

(1)	Calculated by determining the difference between the fair market value of the securities underlying the options at December 29, 2002, and the exercise price of the options.

(2)	Calculated by determining the valuation of the purchased shares on the exercise date less the option exercise price paid for such shares.

(3)	Mr. Rodgers is still holding these shares.

(4)	Of the 200,000 shares received upon the exercise of the option, 156,667 were obtained pursuant to an early exercise provision and are subject to vesting over time.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Overview

     The Compensation Committee of the Board of Directors has the responsibility to review compensation programs and benefits for Cypress’s employees generally, and specifically for Cypress’s executive officers, and has exclusive authority to grant stock options to Cypress’s executive officers. The Compensation Committee applies a consistent philosophy to compensation for all employees, including the executive officers, based on the premise that Cypress’s achievements result from the coordinated efforts of all individuals working toward common objectives. Cypress strives to achieve those objectives through teamwork that is focused on meeting the defined expectations of customers and stockholders.

Goals of the Compensation Program

     The goals of the Compensation Committee are to align executive compensation with business objectives and performance, and to enable Cypress to attract, retain and reward executive officers who contribute to Cypress’s long-term success. The compensation program for executive officers is based on the same principles applicable to compensation decisions for all of our employees:

•	Competitive Levels of Compensation. Cypress is committed to providing a compensation program that helps Cypress attract and retain the best people in the industry. To ensure that pay is competitive, we periodically review the compensation practices of other leading companies in the semiconductor industry. We believe that Cypress’s compensation levels fall within the median of industry compensation levels.

•	Performance-Driven Rewards. Executive officers are rewarded based upon corporate performance, business unit performance and individual performance. Corporate performance and business unit performance are evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions. Individual performance is evaluated by measuring organization progress against set objectives.

•	Performance and Compensation Feedback. At the beginning of the performance cycle, key quarterly and annual objectives are set for each officer. The Chief Executive Officer gives ongoing feedback on performance to each officer. At the end of the performance cycle, we evaluate the extent to which the key objectives have been accomplished. These evaluations are subsequently used to determine merit increases and stock options granted to employees. The evaluations are also used to determine executive compensation through stock ownership and option grants to our Chief Executive Officer, and other executive officers, in certain of Cypress’s subsidiaries (Silicon Light Machines, Silicon Magnetic Systems, and Cypress Microsystems).

Components of the Compensation Program

     Cypress’s compensation program, which consists of cash-based and equity-based compensation, allows Cypress to attract and retain highly skilled officers, provide useful products and services to customers, enhance stockholder value, motivate technological innovation and adequately reward its executive officers and other employees. The components are:

   Cash-Based Compensation

     The Compensation Committee sets base salary for officers on the basis of level of responsibility, prior performance and other factors after reviewing the compensation levels for competitive positions in the market.

     Cypress has a New Product Bonus Plan under which Cypress distributes to all employees, including executive officers, payments based on Cypress’s achieving certain levels of new product revenue, plus attaining certain levels of profitability. Cypress believes that all employees share the responsibility of achieving revenue and profit levels. Under the New Product Bonus Plan, Cypress’s specific performance criteria must be met in each fiscal quarter for employees to be eligible for bonuses. Cypress did not meet these criteria in fiscal year 2002.

     Cypress has a Key Employee Bonus Plan in which the Chief Executive Officer, Vice Presidents and certain other key employees participated. Plan participants were eligible to receive bonuses (in each case a percentage of a participant’s base salary) based on Cypress’s achievement of a targeted level of sales, earnings per share and relative growth compared to industry average, as well as success in accomplishing certain group- and individual-specific goals. In the first quarter of fiscal year 2001, and all four quarters in fiscal years 2000, bonuses were earned pursuant to the quarterly goal accomplishments, sales, earnings, and growth portions of the plan. No bonuses were earned under this plan in fiscal year 2002.

   Equity-Based Compensation

     Stock options provide additional incentives to officers and employees to work to maximize stockholder value. The options become exercisable over a defined period of employment with Cypress to encourage employees to remain with Cypress. In line with Cypress’s compensation philosophy, we grant stock options to all employees, commensurate with their potential contributions to Cypress. Stock options are included as part of the initial employment compensation package, and are also awarded for promotions and pursuant to the annual Evergreen Stock Program, which provides long-term incentives to virtually all employees based on performance and potential contributions.

Compensation of the Chief Executive Officer

     T.J. Rodgers has been Cypress’s President and Chief Executive Officer since Cypress’s incorporation in 1982. In determining Mr. Rodgers’ compensation, the Compensation Committee evaluates corporate performance, individual performance, compensation paid to Cypress’s other executive officers and total compensation (including salary, bonus and equity compensation) paid to chief executive officers of comparable companies. In fiscal 2002, Mr. Rodgers’ salary was $331,065, and a cash bonus of $5,000 under our Patent Award Program. Mr. Rodgers’ salary in 2002 reflects a pay-cut of 9%, a significantly higher percentage than the average percentage pay-cut taken by other Cypress employees.

     A fundamental tenet of Cypress’s compensation policy, particularly with respect to compensation of the Chief Executive Officer, is to link the level of compensation obtained to Cypress’s performance as measured by profitability and growth. One way that we establish this link is to award Mr. Rodgers with compensation in the form of options to purchase stock, for the reason that the market will reward superior performance by Cypress, by increasing the value of his equity and penalize unsatisfactory performance by diminishing or eliminating such value. Through his equity ownership in Cypress, which consisted of 664,780 (shares directly held and shares acquired under the Non-qualified Deferred Compensation Plan) shares of common stock and options to purchase 1,894,999 shares of common stock as of the Record Date, Mr. Rodgers shares with other stockholders of Cypress a significant stake in the success of Cypress’s business.

     A second way that we establish the link between Cypress’s performance and level of compensation is by Cypress’s bonus plan, which awards variable compensation based to a substantial degree on an objective measure of Cypress’s profitability and long-term growth. It is the philosophy of Cypress and this committee to bias compensation toward this kind of variable compensation as well as equity awards. This means that when we perform well, as principally indicated by profitability, employees, and in particular the Chief Executive Officer, will be well compensated, to a level which may exceed the median of industry compensation levels. When our performance is below target levels, however, variable compensation will be limited or non-existent and equity compensation will not attain the same value, meaning that the Chief Executive Officer’s overall compensation package may be below industry median levels. Consistent with our compensation objectives, Mr. Rodgers earned a bonus during the first quarter of fiscal year 2001 for accomplishments under the quarterly goals portion of the bonus plan and for achieving Cypress’s targeted levels of sales and earnings per share as set forth in the 2001 Key Employee Bonus Plan. In 2002, Mr. Rodgers did not earn a bonus under the New Product Bonus Plan or the Key Employee Bonus Plan.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS Eric A. Benhamou John C. Lewis

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee was or is one of our officers or employees.

Certain Relationships and Related Transactions

     On April 1, 1998, we entered into a one-year consulting arrangement with Fred B. Bialek, a member of our Board of Directors. Pursuant to the terms of the consulting agreement, Mr. Bialek was paid an annualized fixed retainer for consulting fees in the amount of $323,712 in fiscal 2002. A cash bonus of $154,903 that Mr. Bialek earned in 2001 was paid to him in 2002. In addition, we agreed to reimburse Mr. Bialek for out-of-pocket business expenses for travel, lodging, phone and administrative support related to his consulting services for us on receipt of invoice. Prior to its expiration, the consulting agreement is terminable by Mr. Bialek or us, 30 days following written notice of such termination. Mr. Bialek’s consulting agreement has been extended through March 2004.

     See our Annual Report and Form 10-K for information regarding transactions between us and SunPower Corporation, a privately-held corporation in which we and Mr. Rodgers, our Chief Executive Officer, have an interest.

Indebtedness of Executive Officers Under the Employee Stock Purchase Assistance Plan (SPAP)

     In 2001, we began to offer our employees loans under the stockholder-approved 2001 Employee Stock Purchase Assistance Plan. Mr. Emmanuel T. Hernandez, our Executive Vice President of Finance and Administration and Chief Financial Officer, purchased 55,000 shares of our common stock under this plan. As of February 15, 2003, Mr. Hernandez, was indebted to us in the principal amount of $1,185,794.52, plus accrued interest outstanding in the amount of $69,071.63. The principal amount of the loan did not exceed this amount in fiscal year 2002.

     Ralph H. Schmitt, our Executive Vice President of Marketing and Sales, purchased 48,295 shares of our common stock under this plan. As of February 15, 2003, Mr. Schmitt was indebted to us in the principal amount of $905,153.42, plus accrued interest outstanding in the amount of $79,043.34. The principal amount of the loan did not exceed this amount in fiscal year 2002.

     Christopher A. Seams, our Executive Vice President of Manufacturing and Technology, purchased 54,500 shares of our common stock under this plan. Mr. Seams was indebted to us in the principal amount of $1,154,095.16, plus accrued interest outstanding in the amount of $66,353.93 as of February 15, 2003. The principal amount of the loan did not exceed this amount in fiscal year 2002.

     We charge interest on each of the loans to Messrs. Hernandez, Schmitt and Seams at a rate of 5% per annum.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. Such officers, directors and 10% stockholders are also required by Securities and Exchange Commission rules to furnish us with copies of all Section 16(a) forms that they file.

     Based solely on our review of the copies of such forms received by us, we believe that, during the fiscal year ended December 29, 2002, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were satisfied.

Company Stock Price Performance

     Shown below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on Cypress common stock against the cumulative total return of the S&P Composite—500 Stock Index and the S&P Composite—Electronics (Semiconductors) Index for the five-year period commencing on December 31, 1997 and ending on December 29, 2002.

	31-Dec-97	3-Jan-99	2-Jan-00	31-Dec-00	30-Dec-01	29-Dec-02

Cypress Semiconductor Corp.	$100	$96	$380	$228	$239	$66

S&P© 500	$100	$131	$157	$144	$128	$98

S&P© Semiconductors Index	$100	$167	$262	$205	$178	$88

Copyright © 2003, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.

OTHER MATTERS

     We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope, which has been enclosed, or to vote by telephone or over the Internet at your earliest convenience.

FOR THE BOARD OF DIRECTORS Emmanuel T. Hernandez Secretary

Dated: April 7, 2003

APPENDIX A

TO THE PROXY STATEMENT FOR THE 2003 ANNUAL STOCKHOLDERS MEETING OF

CYPRESS SEMICONDUCTOR CORPORATION

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.	PURPOSE

The Audit Committee shall:

A.	Assist the Board of Directors in fulfilling its responsibilities with respect to its oversight of:

(i)	The quality and integrity of the corporation’s financial statements;

(ii)	The corporation’s compliance with legal and regulatory requirements;

(iii)	The independent auditor’s qualifications and independence; and

(iv)	The performance of the corporation’s internal audit function and independent auditors.

B.	Prepare the report that SEC rules require be included in the corporation’s annual proxy statement.

II.	STRUCTURE AND OPERATIONS

Composition and Qualifications

The Committee shall be comprised of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the New York Stock Exchange, Inc. and the Sarbanes-Oxley Act. No member of the Committee may serve on the audit committee of more than three public companies, including the corporation, unless the Board of Directors (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee, and (ii) discloses such determination in the annual proxy statement.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member must be a “financial expert” as defined by the Securities and Exchange Commission.

No member of the Committee shall receive compensation other than (i) director’s fees for service as a director of the corporation, including reasonable compensation for serving on the Committee and regular benefits that other directors receive; and (ii) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the corporation.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman shall be entitled to cast a vote to resolve any ties. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

III.	MEETINGS

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department and the independent auditors to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditors and management quarterly to review the corporation’s financial statements in a manner consistent with that outlined in Section IV of this Charter.

IV.	RESPONSIBILITIES AND DUTIES

Outlined below are certain continuing responsibilities that the Committee is expected to fulfill in effecting its purpose as stated in Section I of this Charter. This list of responsibilities is presented for illustrative purposes and is not intended to be exhaustive. The Committee may conduct additional activities as appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also fulfill other responsibilities delegated to it from time to time by the Board.

The Committee shall have direct responsibility for the appointment, compensation, retention, termination and oversight of independent auditors. The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard, the Committee shall have the authority to retain outside legal, accounting or other advisors for this purpose, including the authority to approve the fees payable to such advisors and any other terms of retention.

The Committee shall be given full access to the corporation’s internal audit group, Board of Directors, corporate executives and independent accountants as necessary to carry out these responsibilities.

Notwithstanding the foregoing, the Committee is not responsible for certifying the corporation’s financial statements or guaranteeing the auditor’s report. The fundamental responsibility for the corporation’s financial statements and disclosures rests with management.

Documents/Reports Review

1.	Review with management and the independent auditors prior to public dissemination the corporation’s annual audited financial statements and quarterly financial statements, including the corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61.

2.	Review and discuss with management and the independent auditors the corporation’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the corporation may provide earnings guidance.

3.	Perform any functions required to be performed by it or otherwise appropriate under applicable law, rules or regulations, the corporation’s by-laws and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

Independent Auditors

1.	Retain and terminate independent auditors and approve all audit engagement fees and terms.

2.	Oversee the work of any independent auditors employed by the corporation, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

3.	Approve in advance any significant audit or non-audit engagement or relationship between the corporation and the independent auditors, other than “prohibited non-auditing services.”

The following shall be “prohibited non-auditing services”: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (viii) broker-dealer, investment adviser or investment banking services; (ix) legal services; (x) expert services unrelated to the audit; and (xi) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

Notwithstanding the foregoing, pre-approval is not necessary for minor services if: (i) the aggregate amount of all such non-audit services provided to the corporation constitutes not more than five percent of the total amount of revenues paid by the corporation to its auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the corporation at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

The Committee may delegate to one or more of its members the authority to approve in advance all significant audit or non-audit services to be provided by the independent auditors so long as it is presented to the full Committee at a later time.

4.	Review, at least annually, the qualifications, performance and independence of the independent auditors. In conducting its review and evaluation, the Committee should:

(a)	Obtain and review a report by the corporation’s independent auditor describing the auditor’s independence and all relationships between the independent auditor and the corporation;

(b)	Consider whether the lead audit or reviewing partner should be rotated more frequently than is required by law; and

(c)	Confirm with any independent auditor that such auditor complies with all applicable partner rotation requirements.

Financial Reporting Process

1.	In consultation with the independent auditors, management and the internal auditors, review the integrity of the corporation’s financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding: (i) all critical accounting policies and practices to be used by the corporation; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the corporation’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; (iii) major issues regarding accounting principles and financial statement presentations, including any significant changes in the corporation’s selection or application of accounting principles; (iv) major issues as to the adequacy of the corporation’s internal controls and any specific audit steps adopted in light of material control deficiencies; and (v) any other material written communications between the independent auditor and the corporation’s management.

2.	Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the corporation.

3.	Review with the independent auditor (i) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the corporation; (ii) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management; and (iii) management’s responses to such matters. Without excluding other possibilities, the Committee may wish to review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), and (ii) any significant communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement.

Legal Compliance / General

1.	Discuss with management the corporation’s guidelines and policies with respect to risk assessment and risk management.

2.	Set clear hiring policies for employees or former employees of the independent auditors. At a minimum, these policies should provide that any registered public accounting firm may not provide audit services to the corporation if the CEO, controller, CFO, chief accounting officer or any person serving in an equivalent capacity for the corporation was employed by the registered public accounting firm and participated in the audit of the corporation within one year of the initiation of the current audit.

3.	Establish procedures for: (i) the receipt, retention and treatment of complaints received by the corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the corporation of concerns regarding questionable accounting or auditing matters.

Reports

1.	Prepare all reports required to be included in the corporation’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

2.	Report regularly to the full Board of Directors including with respect to any issues that arise with respect to the quality or integrity of the corporation’s financial statements, the corporation’s compliance with legal or regulatory requirements, the performance and independence of the corporation’s independent auditors or the performance of the internal audit function.

V.	ANNUAL PERFORMANCE EVALUATION

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including by reviewing the compliance of the Committee with this Charter. In addition, the Committee shall review and re-assess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

CYPRESS SEMICONDUCTOR CORPORATION
198 CHAMPION CT.
SAN JOSÉ, CA 95134

If voting by proxy, you may vote by mail or by telephone or you may vote by using the Internet. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned your proxy card.

To vote by the Internet, read the 2003 proxy statement and follow these easy steps:

1.	Go to the following website: http://www.proxyvote.com

2.	Enter the information requested on your computer screen, including your twelve-digit control number located below.

3.	Follow the simple instructions on your computer screen.

To vote by telephone, read the 2003 proxy statement and follow these easy steps:

1.	Call toll-free 1-800-690-6903 in the United States or Canada anytime on a touch-tone telephone. There is no charge to you for the call.

2.	Enter the 12-digit control number located below.

Option #1: To vote as the Board of Directors recommends on ALL proposals: Press 1. When asked, please confirm your vote by pressing 1.

Option #2: If you choose to vote on each proposal separately, press 0 and follow the simple recorded instructions.

If you vote by the Internet or by telephone, PLEASE DO NOT mail back the proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CYSSMC	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CYPRESS SEMICONDUCTOR CORPORATION THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2 BELOW:

1.	ELECTION OF DIRECTORS:				For	Withhold	For All	To withhold authority to vote, mark "For All Except"
Nominees:	01)	T.J. RODGERS	05)	ALAN F. SHUGART	All	All	Except	and write the nominee’s number on the line below.
	02)	FRED B. BIALEK	06)	JAMES R. LONG
	03)	ERIC A. BENHAMOU	07)	W. STEVE ALBRECHT	|_|	|_|	|_|
	04)	JOHN C. LEWIS

Vote On Proposal	For	Against	Abstain	In their discretion, the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

(This Proxy should be marked, dated, signed by each stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2003.	|_|	|_|	|_|

MARK HERE FOR ADDRESS CHANGE AND NOTE TO THE RIGHT				|_|

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

CYSSM2

P R O X Y	CYPRESS SEMICONDUCTOR CORPORATION

PROXY FOR 2003 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 7, 2003 and hereby appoints T. J. Rodgers and Emmanuel Hernandez, and each of them, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent, vote and act on behalf of the undersigned at the 2003 Annual Meeting of Stockholders of CYPRESS SEMICONDUCTOR CORPORATION to be held on May 1, 2003, at 10:00 a.m., local time, at its offices located at 198 Champion Court, San Jose, California 95134 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on all matters coming before the meeting.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all the powers of said attorneys-in-fact hereunder.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, HEREIN OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS OF THE COMPANY, AND AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE